UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2023

_______________________________

Aptose Biosciences Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 Consumers Road, Suite 1105

Toronto, Ontario M2J 4R3
Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2023, Aptose Biosciences Inc., or the “Corporation”, held its Annual and Special Meeting of Shareholders.  At the meeting, shareholders voted in favor of all items of business, as indicated below:

Proposal No. 1—Election of Directors

The Corporation’s shareholders voted to elect the following persons to the board of directors of the Corporation, each to serve until the 2024 Annual General Meeting:

Nominee	Votes For	% Votes For	Votes Against	%Votes Against	Broker Non-Votes
Ms. Carol G. Ashe	20,399,773	90.69	2,093,509	9.31	18,604,182
Dr. Denis Burger	20,214,219	89.87	2,279,063	10.13	18,604,182
Dr. Erich Platzer	20,485,136	91.07	2,008,146	8.93	18,604,182
Dr. William G. Rice	14,862,859	66.08	7,630,423	33.92	18,604,182
Dr. Mark D. Vincent	20,417,576	90.77	2,075,706	9.23	18,604,182
Mr. Warren Whitehead	20,482,405	91.06	2,010,877	8.94	18,604,182
Dr. Bernd Seizinger	20,498,713	91.13	1,994,569	8.83	18,604,182

Proposal No. 2—Appointment of Independent Registered Public Accounting Firm

The Corporation’s shareholders voted to approve the appointment of KPMG LLP as the independent registered public accounting firm of the Corporation for the fiscal year ended December 31, 2023.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
39,648,697	96.48	1,303,802	3.17	144,965	0

Proposal No. 3—Amendment to Stock Incentive Plan

The Corporation’s shareholders voted to approve an amendment to the Corporation’s 2021 stock incentive plan to increase the number of common shares reserved for issuance thereunder by 1,027,758 common shares.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
13,780,728	61.26	8,645,485	38.44	67,068	18,604,183

Proposal No. 4—Amendment to Articles

The Corporation’s shareholders voted to approve a special resolution providing for an amendment to the Corporation’s Articles to effect a reverse stock split of the Corporation’s outstanding common shares at a ratio in the range of 1-for-10 to 1-for-20, such amendment to become effective at an exact ratio and a date to be determined by the board of directors of the Corporation if the board of directors considers it to be in the best interests of the Corporation to implement such reverse stock split.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
38,399,205	93.44	2,517,058	6.12	181,200	1

Proposal No. 5—Meeting Adjournments

The Corporation’s shareholders voted to approve a resolution permitting one or more adjournments of the meeting, if necessary or appropriate, if a quorum is present, to permit further solicitation of proxies if there are not sufficient votes at the time of the meeting to approve Proposals No. 3 and 4.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
33,325,854	81.09	7,660,406	18.64	111,202	2

Proposal No. 6—Compensation of Named Executive Officers

The Corporation’s shareholders voted to approve a non-binding resolution to approve the compensation paid to the Corporation’s named executive officers.

Votes For	% Votes For	Vote Against	% Votes Against	Abstain	Broker Non- Votes
19,458,544	86.50	2,736,388	12.17	298,350	18,604,182

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1. Press release, dated May 23, 2023

Exhibit 104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: May 23, 2023	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer